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                                                                   EXHIBIT 10.38

                                    AMENDMENT


         Reference is made to the Securities Purchase Agreement (the "PURCHASE AGREEMENT") dated October 6, 2004 by and among VisiJet, Inc. ("VISIJET") and Gamma Opportunity Capital Partners L.P. ("GAMMA"), Bridges & PIPES LLC ("B&P"), LibertyView Special Opportunities Fund, LP ("LIBERTYVIEW"), Blue Fin Partners, Inc. ("Blue Fin") and Little Gem Life Sciences Fund, LLC ("Little Gem"), wherein, among other matters, VisiJet has issued convertible debentures in the aggregate principal amount of $885,000 (the "DEBENTURES").

         Further, reference is made to the Securities Purchase Amendment Agreement (the "AMENDMENT AGREEMENT") dated October 6, 2004 by and among VisiJet, Bushido Capital Master Fund, L.P., B&P and LibertyView, wherein, among other matters, VisiJet has issued amended convertible notes and debentures in the aggregate principal amount of $2,000,000 (the "AMENDED DEBENTURES").

         The parties hereto agree as follows:

         1. Any waiver or release of any covenants contained in the Debentures may be approved by the holders of a majority of the original principal amount of such Debentures.

         2. Notwithstanding Section 2.3 of the Amended Debentures issued to Bushido and B&P and Section 2.3 of the Debentures, VisiJet may borrow, without the consent of any of the holders of such Debentures or Amended Debentures up to an aggregate of $2,000,000 in unsecured, subordinated debt bearing interest not greater than 10% per annum with a term of not less than five years.


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                  IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

VISIJET, INC.

By: /S/ RANDAL A. BAILEY
   ---------------------------
Randal A. Bailey
President

BUSHIDO CAPITAL MASTER FUND L.P.
By:  Bushido Capital Partners, Ltd.

By: /S/ LOUIS RABMAN
   ---------------------------
Louis Rabman
President

BRIDGES & PIPES LLC

By: /S/ DAVID FUCHS
   ---------------------------
David Fuchs
Managing Member

LIBERTYVIEW SPECIAL OPPORTUNITIES FUND, LP

By: /S/ STEVEN S. ROGERS
   ---------------------------
Steven S. Rogers
Authorized Person

BLUE FIN PARTNERS, INC.

By: /S/ JARED SHAW
   ---------------------------
Jared Shaw
Title:

LITTLE GEM LIFE SCIENCES FUND, LLC

By: /S/ JEFFREY BENISON
   ---------------------------
Jeffrey Benison
Title:

GAMMA OPPORTUNITY CAPITAL PARTNERS, LP

By: ______________________________________
Name:
Title:
Title

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